Acquisition of North Pittsburgh Systems, Inc.

July 2, 2007

EXHIBIT 99.2

Safe Harbor

Any statements other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include Consolidated's ability to complete the acquisition, successfully integrate North Pittsburgh's operations and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of Consolidated and North Pittsburgh, including various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; economic conditions in the Consolidated and North Pittsburgh service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's and North Pittsburgh's filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated, North Pittsburgh or persons acting on behalf of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this document and the companies' filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated and North Pittsburgh do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated Communications Holdings, Inc and North Pittsburgh Systems, Inc. will file with the Securities and Exchange Commission. **Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available**. The prospectus/proxy statement and other documents which will be filed by Consolidated Communications Holdings, Inc. and North Pittsburgh Systems, Inc. with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of North Pittsburgh Systems, Inc.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated Communications Holdings, Inc and North Pittsburgh Systems, Inc., and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated Communications Holdings, Inc. is set forth in the proxy statement for Consolidated Communications Holdings, Inc.'s 2007 annual meeting of shareholders. Information about the directors and executive officers of North Pittsburgh Systems, Inc. is set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Senior Management Representatives

Bob Currey, President and Chief Executive Officer

Steve Childers, Chief Financial Officer

Transaction Highlights

Expands Consolidated’s footprint

North Pittsburgh provides:

An integrated telecommunications business providing ILEC, edge-out CLEC and Internet services

An extensive fiber network that extends into Pittsburgh and surrounding communities

As of March 31, 2007, it served 61,500 ILEC access lines, 66,300 CLEC access line equivalents and 16,300 DSL subscribers

After completion of this transaction Consolidated will be the 12th largest telephone company in the
United States

Provides an advanced network

99% DSL capable today, at speeds up to 10 megabits per second

Enables rollout IPTV in 2008

Opportunity to grow the product suite, increase penetration and improve customer retention

Improves the dividend payout ratio

Integration of North Pittsburgh onto Consolidated’s operating platform will improve operating efficiencies and drive annual cash synergies

Strong cash flow from wireless partnerships

Cash flow accretive in first full year of operations (post synergies)

BUTLER
County
ARMSTRONG
County
BEAVER
County
ALLEGHENY
County
WESTMORELAND
County

CLEC

ILEC

North Pittsburgh Current Operations

North Pittsburgh Systems, Inc.

LTM Revenue ………………………….. $101.2M

LTM Adjusted EBITDA ………………... $44.8M

ILEC access lines ………… ……………61,500

CLEC access line equivalents ……… .. 66,300

DSL subscribers ………………...………16,260

Employees ……………………………… 300

CNSL Acquisition Criteria

Attractiveness of the markets

High growth, affluent markets

Edge-out CLEC provides synergy with ILEC

Quality of the network

Well maintained plant

Short loops enable higher broadband speeds and efficient video overlay

Ability to integrate efficiently

Leverage existing, proven systems and processes

Potential for operating synergies

$7-11 million annually in estimated Op Ex savings

$3-6 million annually in estimated Cap Ex savings

Cash flow accretive

Improves dividend payout ratio

Consolidated’s Strategy for North Pittsburgh Market

Grow Revenue

Launch IPTV

Aggressively market broadband products and the triple play bundle

Retain customers

Leverage North Pittsburgh’s new pricing/bundling strategy

Create “stickiness” with existing products and leverage the triple play offer

Build on North Pittsburgh’s initiatives by implementing the best customer care and community involvement practices from both companies

Improve operating efficiency

Move to centralized organization structure

Integrate the properties utilizing Consolidated’s proven processes

Achieve synergies

Leverage economies of scale

Synergies

Consolidation

One Functional Organization Across Three Markets

Leverage Consolidated’s operating capabilities

Leveraging Scale

Software licenses

Maintenance contracts

Purchasing contracts

Reduce third party costs

Legal fees

Audit and SOX fees

Outsourced billing and financial system costs

Public company fees

Consolidated communications

Price Per Share	$25.00, cash/stock election, with proration to achieve 80% cash and 20% stock
Transaction Value	$375.1 million, based on CNSL 6/29/07 closing price
Premium	17.6%
LTM Adjusted EBITDA Multiples	7.6x, before synergies 6.6x, after synergies
Capital Structure	$760M, acquisition term loan $130M, existing 9.75% senior notes $50M, revolver
Pro Forma Leverage	4.4x net debt/LTM Adj. EBITDA
Required Approvals	FCC, PA State PUC and Hart-Scott-Rodino
Expected Closing	Q4 2007 or Q1 2008

Transaction Summary

Next Steps

North Pittsburgh shareholder approval

Regulatory approvals

FCC

PA state commission

Hart-Scott-Rodino

Expect to complete transaction in Q4 2007 or Q1 2008

Summary

Expands the footprint with high growth, affluent markets similar to existing Texas markets

Provides an advanced network that can be leveraged to rollout new broadband products, such as IPTV

Provides the opportunity to increase product penetration and improve customer retention

Improves Consolidated’s financial profile and meets our stated
acquisition criteria